Exhibit 99.2


          Attachment to Form 3 in accordance with instruction 5(b)(v).
                         FORM 3 JOINT FILER INFORMATION


Name and Address:                         Daniel S. Loeb
                                          360 Madison Ave, 24th floor
                                          New York, NY 10017
Date of Event Requiring Statement:        6/25/04
Issuer and Ticker Symbol:                 Seitel, Inc. [SELA]
Relationship to Issuer:                   10% Owner
Designated Filer:                         Third Point Management Company L.L.C.

TABLE I INFORMATION
Title of Security:                        Common Stock
Amount of Securities Beneficially Owned:  5,926,052 (1)
Ownership Form:                           I
Nature of Indirect Beneficial Ownership:  (1)

Title of Security:                        Common Stock
Amount of Securities Beneficially Owned:  49
Ownership Form:                           D
Nature of Indirect Beneficial Ownership:  N/A

TABLE II INFORMATION
Title of Derivative Security:             Warrants to Purchase Common Stock
Date Exercisable:                         Immediately
Expiration Date:                          August 2, 2004
Title of Underlying Securities:           Common Stock
Number of Shares:                         4,926,003
Conversion or Exercise Price:             $0.60
Ownership Form:                           I
Nature of Indirect Beneficial Ownership:  (1)

Title of Derivative Security:             Warrants to Purchase Common Stock
Date Exercisable:                         Immediately
Expiration Date:                          August 2, 2004
Title of Underlying Securities:           Common Stock
Number of Shares:                         49
Conversion or Exercise Price:             $0.60
Ownership Form:                           D
Nature of Indirect Beneficial Ownership:  N/A


Signature:                                   /s/ Daniel S. Loeb
                                             ------------------------------
                                             Daniel S. Loeb